------------------------------------------------------------
                    Aetna Life Insurance and Annuity Company
                    Home Office:  151 Farmington Avenue
                    Hartford, Connecticut  06156
                    (800) 525-4225

                    Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in this Contract.

Specifications
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Plan
  Marathon Plus
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Type of Plan
  Individual Retirement Annuity Rollover Account
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Contract Holder
  John D. Jones
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Contract No.
  Specimen
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Effective Date
  September 1, 1993
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This Contract is Delivered in Your State      and is Subject to the Laws of that
Jurisdiction

THE VARIABLE FEATURES OF THE CONTRACT ARE DESCRIBED IN PARTS III AND IV.

Right to Cancel
--------------------------------------------------------------------------------
The Contract Holder may cancel this Contract within 10 days of receiving it, by sending a written notice to Aetna at the above address or to the agent from whom it was purchased. Aetna will return all payments made for this Contract within 7 days after it receives the notice of cancellation and this Contract at its Home Office.

This page, the following pages, and the application make up the entire Contract.

Signed at the Home Office on the Effective Date.

          /s/ G. G. Benanav                           /s/ George N. Gingold
          Gary G. Benanav                               George N. Gingold
              President                                     Secretary

           Individual Variable, Fixed, or Combination Annuity Contract
                                Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET


I-CDA-IC(IR/MP)

VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

Specifications

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Guaranteed                There is a guaranteed interest rate for Purchase
Interest Rate             Payment(s) held in the MG Account. (See Schedule I).
--------------------------------------------------------------------------------
Deductions from           There will be deductions for mortality and expense
the Separate              risks and administrative fees. (See Contract
Account                   Schedule I and II).
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Deduction from Purchase   Purchase Payment(s) are subject to a deduction for
Purchase                  premium taxes, if any. (See 3.01.)
Payment(s)
--------------------------------------------------------------------------------
Surrender Fee             There will be a charge deducted upon surrender.
                          (See Contract Schedule I).


This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

READ THIS CONTRACT CAREFULLY. This Contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS THEREFORE IMPORTANT THAT YOU READ THIS CONTRACT CAREFULLY.

                               Contract Schedule I
                               Accumulation Period

Separate Account
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Separate Account:         Variable Annuity Account B

Charges to Separate       A daily charge is deducted from any portion of the
Account:                  Current Value allocated to the Separate Account. The
                          deduction is the daily equivalent of the annual effective percentage shown in the following chart:

                          Administrative Charge                 0.15%
                          Mortality Risk Charge                 0.35%
                          Expense Risk Charge                   0.90%
                                                                -----

                          Total Separate Account
                          Charges                               1.40%

Marathon Guaranteed Account (MG Account)
--------------------------------------------------------------------------------

                          Minimum Guaranteed Interest Rate (effective annual rate of return): 3.0%.

Separate Account and MG Account
--------------------------------------------------------------------------------

Transfers:                An unlimited number of Transfers may be made during
                          the Accumulation Period. Aetna allows 12 free
                          Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent
                          Transfer.

Maintenance Fee:          The annual Maintenance Fee is $30. If the Current
                          Value is $50,000 or more on the date the Maintenance
                          Fee is to be deducted, the Maintenance Fee is $0.

Surrender Fee:            For each surrender, the Surrender Fee will be
                          determined as follows:

                                                                    Surrender Fee
                          Length of Time from Deposit of Net      (as percentage of
                          Purchase Payment (Years)              Net Purchase Payments

                          Less than 2 years                              7%
                          2 or more but less than 4 years                6%
                          4 or more but less than 5 years                5%
                          5 or more but less than 6 years                4%
                          6 or more but less than 7 years                3%
                          7 years or more                                0%

                               Accumulation Period

--------------------------------------------------------------------------------

Systematic Withdrawal     The specified payment or specified percentage may not
Option (SWO):             be greater than 10% of the Current Value at time of
                          election.


See 1.  GENERAL DEFINITIONS for explanations.

                              Contract Schedule II
                                 Annuity Period

Separate Account
--------------------------------------------------------------------------------

Charges to Separate       A daily charge at an annual effective of 1.25% for
Account:                  Annuity mortality and expense risks. The
                          administrative charge is established upon election of an Annuity option. This charge will not exceed 0.25%

Variable Annuity Assumed  If a Variable Annuity is chosen, an assumed annual net
Annual Net Return Rate:   return rate of 5.0% may elected. If 5.0% is not
                          elected, Aetna will use an assumed annual net return rate of 3.5%.

                          The assumed annual net return rate factor for 3.5% per year is 0.9999058.

                          The assumed annual net return rate factor for 5.0% per year is 0.9998663.

                          If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                          (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence if an assumed annual net return rate of 3.5% is chosen; or

                          (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence, if an assumed annual net return rate of 5% is chosen.

Fixed Annuity
--------------------------------------------------------------------------------

                          Minimum Guaranteed Interest Rate (effective annual rate of return): 3.0%


See 1.  GENERAL DEFINITIONS for explanations.

                                TABLE OF CONTENTS
                                                                          Page

I. GENERAL DEFINITIONS
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1.01     Accumulation Period.................................................9
1.02     Adjusted Current Value..............................................9
1.03     Annuitant...........................................................9
1.04     Annuity.............................................................9
1.05     Beneficiary.........................................................9
1.06     Code................................................................9
1.07     Contract............................................................9
1.08     Contract Holder.....................................................9
1.09     Current Value.......................................................9
1.10     Deposit Period......................................................9
1.11     Fixed Annuity......................................................10
1.12     Fund(s)............................................................10
1.13     General Account....................................................10
1.14     Guaranteed Rates - MG Account......................................10
1.15     Guaranteed Term....................................................10
1.16     Guaranteed Term(s) Groups..........................................10
1.17     Maintenance Fee....................................................10
1.18     Marathon Guaranteed Account (MG Account)...........................11
1.19     Market Value Adjustment (MVA)......................................11
1.20     Matured Term Value.................................................11
1.21     Matured Term Value Transfer........................................11
1.22     Maturity Date......................................................11
1.23     Net Purchase Payment...............................................11
1.24     Nonunitized Separate Account.......................................11
1.25     Purchase Payment...................................................11
1.26     Reinvestment.......................................................12
1.27     Separate Account...................................................12
1.28     Surrender Value....................................................12
1.29     Transfers..........................................................12
1.30     Valuation Period (Period)..........................................12
1.31     Variable Annuity...................................................12

II. GENERAL PROVISIONS
--------------------------------------------------------------------------------

2.01     Change of Contract.................................................13
2.02     Change of Fund(s)..................................................13
2.03     Nonparticipating Contract..........................................14
2.04     Payments and Elections.............................................14
2.05     State Laws.........................................................14

                                                                          Page

2.06     Control of Contract................................................14
2.07     Designation of Beneficiary.........................................14
2.08     Misstatements and Adjustments......................................15
2.09     Incontestability...................................................15
2.10     Grace Period.......................................................15

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
--------------------------------------------------------------------------------

3.01     Net Purchase Payment...............................................15
3.02     Fund(s) Record Units -- Separate Account...........................15
3.03     Net Return Factor(s) -- Separate Account...........................15
3.04     Fund Record Unit Value -- Separate Account.........................16
3.05     Market Value Adjustment............................................16
3.06     Transfer of Current Value from the Funds or MG Account.............18
3.07     Reports............................................................18
3.08     Notice to the Contract Holder......................................18
3.09     Loans..............................................................19
3.10     Distribution Options...............................................19
3.11     Death Benefit Amount...............................................23
3.12     Death Benefit Options Available to Beneficiary.....................24
3.13     Required Distribution to Contract Holder/Beneficiary...............25
3.14     Liquidation of Surrender Value.....................................26
3.15     Surrender Fee......................................................26
3.16     Payment of Surrender Value.........................................27
3.17     Reinstatement......................................................27
3.18     Payment of Adjustment Current Value................................28

IV. ANNUITY PROVISIONS
--------------------------------------------------------------------------------

4.01     Choices to be Made.................................................28
4.02     Annuity Payments to Contract Holder................................29
4.03     Annuity Payments to Beneficiary....................................29
4.04     Terms of Annuity Options...........................................29
4.05     Death of Annuitant/ Beneficiary....................................30
4.06     Fund(s) Annuity Units -- Separate Account..........................31
4.07     Fund Annuity Unit Value -- Separate Account........................31
4.08     Annuity Net Return Factor(s) -- Separate Account...................32
4.09     Annuity Options....................................................32

I.  GENERAL DEFINITIONS
--------------------------------------------------------------------------------

1.01  Accumulation Period:        The period during which the Net Purchase
                                  Payment is allied to the Contract to provide future Annuity payment(s).

1.02  Adjusted Current Value:     The Current Value of a Contract plus or minus
                                  any aggregate MG Account MVA, if applicable.
                                  (See 1.19)

1.03  Annuitant:                  The person whose life is measured for purposes
                                  of the guaranteed death benefit and the
                                  duration of Annuity payments under this
                                  Contract. The Contract Holder and Annuitant must be the same person under this Contract.

1.04  Annuity:                    Payment of an income:

                                  (a) For the life of one or two persons;
                                  (b) For a stated period; or
                                  (c) For some combination of (a) and (b).

1.05  Beneficiary:                The individual or estate entitled to receive
                                  any payment from the Contract upon the death of the Annuitant.

1.06  Code:                       The Internal Revenue Code of 1986, as it may
                                  be amended from time to time.

1.07  Contract:                   This agreement between Aetna and the Contract
                                  Holder to provide an annuity which qualifies as an Individual Retirement. Annuity under Code Section 408(b) for the exclusive benefit of the Contract Holder or his or her Beneficiary(ies).

1.08  Contract Holder:            A person who purchases this Contract. The
                                  Contract Holder has all right, title and interest under the Contract.

1.09  Current Value:              As of the most recent Valuation Period, the
                                  Net Purchase Payment and any additional amount deposited pursuant to 3.11 plus any interest added to the portion allocated to the MG
                                  Account; and plus or minus the investment experience of the portion allocated to the Funds since deposit; less all Maintenance Fees deducted, any amounts surrendered and any amounts applied to an Annuity.

1.10  Deposit Period:             A calendar week, a calendar month, a calendar
                                  quarter, or any other period of time specified by Aetna during which the Net Purchase
                                  Payment, Transfers and Reinvestments are accepted into the MG Account for one or more
                                  Guaranteed Terms. Aetna reserves the right to extend the Deposit Period.

1.11  Fixed Annuity:              An Annuity with payments that do not vary in
                                  amount.

1.12  Fund(s):                    The open-end management investment companies
                                  (mutual funds) in which the Separate Account invests.

1.13  General Account:            The account holding the assets of Aetna, other
                                  than those assets held in Aetna's separate accounts.

1.14  Guaranteed Rates - MG       Aetna will declare the interest rate(s)
      Account:                    applicable to a specific Guaranteed Term at
                                  the start of the Deposit Period for that Guaranteed Term. The rate(s) are guaranteed by Aetna for that Deposit Period and the ensuing
                                  Guaranteed Term. The Guaranteed Rates are annual effective yields. That is, interest is credited daily at a rate that will produce time Guaranteed Rate over the period of a year. No Guaranteed Rate will ever be less than the Minimum Guaranteed Rate shown on Contract Schedule I.

                                  For Guaranteed Terms of one year or less, one Guaranteed Rate is credited for the full Guaranteed Term. For longer Guaranteed Terms, an initial Guaranteed Rate is credited from the date of deposit to the end of a specified period within the Guaranteed Term. There may be different Guaranteed Rate(s) declared for subsequent specified time intervals throughout the Guaranteed Term.

1.15  Guaranteed Term:            The period of time for which MG Account
                                  Guaranteed Rates are guaranteed on Net
                                  Purchase Payments. Transfers and Reinvestments made into a current Deposit Period for the MG
                                  Account. Such period begins on the day
                                  following the close of the Deposit Period and ends on the designated Maturity Date.
                                  Guaranteed Terms are offered at Aetna's
                                  discretion for various lengths of time ranging up to and including ten years.

                                  During a Deposit Period, Aetna may make
                                  available any number of Guaranteed Terms. The Contract Holder may allocate the Net Purchase Payment and Transfers into any or all of the available Guaranteed Terms.

1.16  Guaranteed Term(s)          All MG Account Guaranteed Term(s) with the
      Groups:                     same length of time from the close of the
                                  Deposit Period until the designated Maturity
                                  Date.

1.17  Maintenance Fee:            The Maintenance Fee (see Contract Schedule I)
                                  will be deducted during the Accumulation
                                  Period from the Current Value on each
                                  anniversary of the date the Contract is
                                  established and upon the surrender of the entire Contract.

1.18  Marathon Guaranteed         An accumulation option where Aetna guarantees
      Account (MG Account):       stipulated rate(s) of interest for specified
                                  periods of time. All assets of Aetna,
                                  including amounts in the Nonunitized Separate
                                  Account, are available to meet the guarantees under the MG Account.

1.19  Market Value                An adjustment to the amount withdrawn or
      Adjusted (MVA):             transferred from an MG Account Guaranteed Term
                                  prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due toe changes in interest rates since the date of deposit and is computed using the formula given in 3.05. The adjustment is expressed as a percentage of each dollar being withdrawn.

1.20  Matured Term Value:         The amount due on an MG Account Guaranteed
                                  Term's Maturity Date.

1.21  Matured Term Value          During the calendar month following an MG
      Transfer:                   Account Maturity Date, the Contract Holder may
                                  notify Aetna's Home Office in writing to Transfer or surrender all or part of the Matured Term Value, plus interest at the new
                                  Guaranteed Rate accrued thereon, from the MG
                                  Account without an MVA. This provision only applies to the first such written request received from the Contract Holder during this period for any Matured Term Value.

1.22  Maturity Date:              The last day of an MG Account Guaranteed Term.

1.23  Net Purchase Payment:       The Purchase Payment less premium taxes,
                                  as applicable.

1.24  Nonunitized Separate        A separate account set up by Aetna under Title
      Account:                    38, Section 38a-433, of the Connecticut
                                  General Statutes, that holds assets for MG
                                  Account Terms. There are no discrete units for this Account. The Contract Holder does not participate in the investment gain or loss from the assets held in the Nonunitized
                                  Separate Account. Such gain or loss is borne entirely by Aetna. These assets may be chargeable with liabilities arising out of any other business of Aetna.

1.25  Purchase Payment:           The cash payment accepted by Aetna at its Home
                                  office which is a rollover amount under Code
                                  Section 402(c), 403(a)(4), 403(b)(8), or
                                  408(d)(3). Aetna may require verification that a rollover amount qualifies as such under the Code. Payments to Simplified Employee Pension plans and annual deductible and nondeductible contributions to Individual Retirement
                                  Annuities are not accepted under this
                                  Contract.

1.26  Reinvestment:               Aetna will mail a notice to the Contract
                                  Holder at least 18 calendar days before a Guaranteed Term's Maturity Date. This notice will contain the Terms available during current Deposit Periods with their Guaranteed
                                  Rate(s), and projected Matured Term Value. If no specific direction is given by the Contract
                                  Holder prior to the Maturity Date, each
                                  Matured Term Value will be reinvested in the current Deposit Period for a Guaranteed Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each Matured
                                  Term Value will automatically be reinvested in the current Deposit Period for the next shortest Guaranteed Term available. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. Aetna will mail a confirmation statement to the Contract Holder the next business day after the Maturity Date. This notice will state the Guaranteed Term and Guaranteed Rate(s) which will apply to the reinvested Matured Term
                                  Value.

1.27  Separate Account:           A separate account that buys and holds shares
                                  of the Fund(s) income, gains or losses,
                                  realized or unrealized, are credited or
                                  charged to the Separate Account without regard to other income, gains or losses of Aetna.
                                  Aetna owns the assets held in the Separate
                                  Account and is not a trustee as to such
                                  amounts. This Separate Account generally is not guaranteed and is held at market value.
                                  The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Account, shall not be charged with other Aetna liabilities.

1.28  Surrender Value:            The amount payable by Aetna upon the surrender
                                  of any portion of the Contract.

1.29  Transfers:                  The movement of invested amounts among the
                                  available Fund(s) and the MG Account under this Contract during the Accumulation Period.

1.30  Valuation Period (Period):  The period of time for which a fund determines its net asset value, usually from 4:15 p.m.
                                  Eastern time each day the New York Stock
                                  Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

1.31  Variable Annuity:           An Annuity with payments that vary with the
                                  net investment results of one or more Funds held under the Separate Account.

II.      GENERAL PROVISIONS
-------------------------------------------------------------------------------

2.01  Change of Contract:         Only an authorized officer of Aetna may change
                                  the terms of this Contract. Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change.
                                  Any change will not affect the amount or terms of any Annuity which begins before the change.

                                  Aetna may make any change that affects the MG Account Market Value Adjustment (3.05) with at least 30 days' advance written notice to the Contract Holder. Any such change shall become effective for any new Term.

                                  Aetna reserves the right to change the terms of the distribution options (3.10) for future elections and discontinue the availability of these options after proper notification.

                                  The following will not be changed:

                                  (a) Net Purchase Payment (1.23)
                                  (b) MG Account Guaranteed Rate (1.14)
                                  (c) Net Return Factor(s)
                                      -- Separate Account (3.03)
                                  (d) Current Value (1.09)
                                  (e) Surrender Value (1.28)
                                  (f) Fund(s) Annuity Unit Value
                                      -- Separate Account (4.05)
                                  (g) Annuity options (4.09)
                                  (h) Fixed Annuity Interest Rates (4.01)
                                  (i) Transfers (1.29)

                                  Any change that affects the tables for the Annuity options may be made:

                                  (a) No earlier than 12 months after the
                                      effective date of this Contract; and

                                  (b) No earlier than 12 months after the
                                      effective date of any prior change.

                                  This Contract may be changed as deemed
                                  necessary by Aetna to comply with federal or state law.

2.02  Change of Fund(s):           Aetna, or the Separate Account, may:

                                  (a) Change the Fund(s) which may be invested
                                      in by the Separate Account; and

                                  (b) Replace the shares of any Fund(s) held in
                                      the Separate Account with shares of any
                                      other Fund(s).

2.02  Change of Fund(s)
      (Cont'd):

                                  Changes must be:
                                  (a) Approved by a majority vote in the
                                      Separate Account with respect to the
                                      Fund(s) whose shares are to be replaced;
                                      or

                                  (b) Deemed necessary by Aetna under the
                                      Investment Company Act of 1940; or

                                  (c) Deemed necessary by Aetna to accomplish
                                      the purpose of the Separate Account.

                                  Aetna will notify the Contract Holder of any change.

2.03  Nonparticipating Contract:  The Contract Holder or Beneficiaries will not have a right to share in the earnings of Aetna.

2.04  Payments and Elections:     While the Contract Holder is living, Aetna
                                  will pay the Contract Holder any Annuity payments as and when due. After the Contract
                                  Holder's death, any Annuity payments required to be made will be paid in accordance with
                                  4.05. Aetna will determine other payments and/or elections as of the end of the Valuation Period in which the request is received at its Home Office. Such payments will be made within 7 calendar days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.16.

2.05  State Laws:                 The Contract complies with the laws of the
                                  state in which it is delivered. Any surrender, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law.
                                  Such tables may be different from Annuity tables used to determine Annuity payments.

2.06  Control of Contract:        This is a Contract between the Contract Holder
                                  and Aetna. The Contract Holder has a
                                  nonforfeitable right to all amounts held under this Contract. Choices made under this Contract must be in writing. Until receipt of such choices at Aetna's Home Office. Aetna may rely on any previous choices made.

                                  The Contract may not be attached, alienated, or subject to the claims of any creditors of the Contract Holder except to the extent permitted by law. This Contract is nontransferable by the Contract Holder. The Contract Holder may not assign, transfer, pledge or use as collateral his or her rights under the Contract.

2.07  Designation of Beneficiary: Each Contract Holder shall name his or her
                                  Beneficiary. The Beneficiary may be changed at any time. Changes to a Beneficiary must be submitted to Aetna's Home Office in writing and will not be effective until accepted by Aetna.

2.08  Misstatements and           If Aetna finds the age of any Annuitant to be
      Adjustments:                misstated, the correct facts will be used to
                                  adjust payments.

2.09  Incontestability:           Aetna cannot cancel this Contract because of
                                  any error of fact on the application.

2.10  Grace Period:               This Contract will remain in effect except as
                                  provided in the Payment of Adjusted Current
                                  Value provision (see 3.18).

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
-------------------------------------------------------------------------------

3.01  Net Purchase Payment:       This amount is the actual Purchase Payment
                                  less any premium tax. Aetna will generally deduct the premium tax when Annuity benefits are elected (see Part IV). If Aetna determines that under applicable state law, it must pay a premium tax when the Purchase Payment is received or at any other time, it will deduct the tax at that time.

                                  The Net Purchase Payment will be credited among:

                                  (a) The current Deposit Period(s) for
                                      Guaranteed Terms under the MG Account; and

                                  (b) The Fund(s) in which the Separate Account
                                      invests.

                                  The Contract Holder shall tell Aetna the allocation percentage to be applied to the current Deposit Period for each of the available Guaranteed Terms in the MG Account and/or each Fund.

3.02  Fund(s) Record Units --     The portion of the Net Purchase Payment
                                  applied to each Fund under the Separate
                                  Account will determine the number of Fund record units for that Fund. This number is equal to the portion of the Net Purchase
                                  Payment applied to each Fund divided by the Fund record unit value (see 3.04) for the Valuation Period in which the Purchase Payment is received in good order at Aetna's Home
                                  Office.

3.03  Net Return Factor(s) --     The net return factor(s) are used to compute
      Separate Account:           all Separate Account record units for any
                                  Fund.

                                  The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

3.03  Net Return Factor(s) --     The net return rate is equal to:
      Separate Account (Cont'd)
                                  (a) The value of the shares of the Fund held
                                      by the Separate Account at the end of the Valuation Period; minus

                                  (b) The value of the shares of the Fund held
                                      by the Separate Account at the start of
                                      the Valuation Period; plus or minus

                                  (c) Taxes (or reserves for taxes) on the
                                      Separate Account (if any); divided by

                                  (d) The total value of the Fund record units
                                      and Fund Annuity units of the Separate
                                      Account at the start of the Valuation
                                      Period; minus

                                  (e) A daily Separate Account charge at an
                                      annual rate as shown on Contract Schedule
                                      I for mortality and expense risks, which may include profit; and a daily administrative charge.

                                  A net return rate may be more or less than 0%. The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.04  Fund Record Unit Value --   A Fund record unit value is computed by
      Separate Account:           multiplying the net return factors for the
                                  current Valuation Period by the Fund record unit value for the previous Period. The dollar value of Fund record units, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.05  Market Value Adjustment:    There will be an MVA for a withdrawal from the
                                  MG Account before the end of a Guaranteed Term when the withdrawal is due to:

                                  (a) A Transfer; except as specified in MG
                                      Account Matured Term Value Transfer;

                                  (b) A full or partial surrender, including a
                                      10% free withdrawal under 3.15; or

                                  (c) An election of Annuity option 2 (see
                                      4.09).

                                  Full and partial surrenders and Transfers made within six months after the date of the Annuitant's death will be the greater of:

                                  (a) The aggregate MVA amount which is the sum
                                      of all market value adjusted amounts
                                      calculated due to a withdrawal of amounts.
                                      This total may be greater or less than the Current Value of those amounts; or

                                  (b) The applicable portion of the Current
                                      Value in the MG Account.

3.05  Market Value                After the six-month period, the surrender or
      Adjustment (Cont'd)         Transfer will be the aggregate MVA amount,
                                  which may be greater or less than the Current
                                  Value of those Adjustment (Cont'd): amounts.

                                  The greater of the aggregate MVA amount or the applicable portion of the Current Value applies to amounts withdrawn from the MG Account on account of an election of Annuity options 3 or 4 (see 4.09).

                                  Market value adjusted amounts will be equal to the amount withdrawn multiplied by the following ratio:

                                            x
                                           ---
                                           365

                                     (1 + i)
                                   --------------
                                            x
                                           ---
                                           365

                                     (1 + j)

                                  Where:

                                  i  is the Deposit Period Yield
                                  j  is the Current Yield
                                  x is the number of days remaining, (computed from Wednesday of the week of withdrawal) in the Guaranteed Term.

                                  The Deposit Period Yield will be determined as follows:

                                  (a) At the close of the last business day of
                                      each week of the Deposit Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

                                  (b) The Deposit Period Yield is the average
                                      of those yields for the Deposit Period.
                                      If withdrawal is made before the close
                                      of the Deposit Period, it is the average of those yields on each week preceding withdrawal.

                                  The Current Yield is the average of the
                                  yields on the last business day of the
                                  week preceding withdrawal on the same
                                  U.S. Treasury Notes included in the
                                  Deposit Period Yield.

                                  In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed Term exist, Aetna reserves the right to use the U.S. Treasury Notes that mature in the following quarter.

3.06  Transfer of Current         Before an Annuity option is elected, all
      Value from the Funds or     or any portion of the Adjusted Current Value
      MG AccountL                 of the Contract may be transferred from any
                                  Fund or Guaranteed the Funds or MG Account:

                                  (a) To any other Fund; or

                                  (b) To any Guaranteed Term of the MG Account
                                      available in the current Deposit Period.

                                  Transfer requests can be submitted as a
                                  percentage or as a dollar amount. Aetna may establish a minimum transfer amount. Within a Guaranteed Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                  The Contract Holder may make an unlimited number of Transfers during the Accumulation Period. The number of free Transfers allowed by Aetna is shown on Contract Schedule I. Additional transfers may be subject to a Transfer fee as shown on Contract Schedule I. Transfers from the MG Account of a Matured Term Value on or within one calendar month after a Term's Maturity Date do not count against the annual Transfer limit.

                                  Amounts applied to Guaranteed Terms of the MG Account may not be transferred to the Funds or to another Guaranteed Term during the Deposit or for 90 days after the close of the Deposit Period except for Matured Term Value(s) during the calendar month following the Term's Maturity Date.

                                  Transfers from Guaranteed Terms of the MG
                                  Account are subject to the MVA provisions in 3.05.

3.07  Reports:                    Aetna, as issuer of the Contract, will make
                                  any reports required of it by federal law.
                                  Aetna will furnish annual calendar year
                                  reports concerning the status of the annuity.

3.08  Notice to the Contract      The Contract Holder will receive
      Holder                      quarterly statements from Aetna of:

                                  (a) The value of any amounts held in:

                                      (1) The MG Account; and

                                      (2) The Fund(s) under the Separate
                                          Account.

                                  (b) The number of any Fund(s) record units;
                                      and

                                  (c) The Fund(s) record unit value.

                                  Such number or values will be as of a specific date no more than 60 days before the date of the notice.

3.09  Loans:                      Loans are not available under this Contract.

3.10  Distribution Options:       The following distribution options may be
                                  elected by the Contract Holder during the Accumulation Period.

                                  (a) Estate Conservation Option (ECO) - A
                                      distribution option under which a portion of the Current Value will automatically be surrendered and distributed each year. ECO payments will be calculated based on the Contract's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Contract. A Surrender Fee will not be deducted from any portion of the Adjusted Current Value which is paid as a distribution under ECO. Contract
                                      Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving ECO payments.

                                      (1) Amount of Distribution: Each  year
                                          that ECO is in  effect, Aetna will
                                          calculate and distribute an amount
                                          equal to the minimum required
                                          distribution under the Code. The
                                          annual distribution will be
                                          determined by dividing the Current
                                          Value as of December 31 of the year
                                          prior to the payment year, by a life
                                          expectancy factor.

                                          The Contract Holder, or spouse
                                          Beneficiary if ECO is elected after
                                          the Contract Holder's death, shall
                                          elect either single life expectancy
                                          or joint life expectancy. Life
                                          expectancy is computed by use of the
                                          expected return multiples in Tables V
                                          and VI of section 1.72-9 of the
                                          Income Tax Regulations.

                                          Joint life expectancy can only be
                                          elected based on the joint life
                                          expectancy of the Contract Holder and
                                          his or her Beneficiary. If the
                                          Contract Holder makes any changes in
                                          the Beneficiary designation under the
                                          Contract, ECO distributions after the
                                          change will be recalculated as
                                          required by IRS regulations.

3.10  Distribution Options                Life expectancies shall be
      (Conr'd)                            recalculated annually. If the joint
                                          life expectancy is elected with a
                                          non-spouse Beneficiary, the life
                                          expectancy of the non-spouse
                                          Beneficiary must not be recalculated.
                                          Instead, the life expectancy will be
                                          calculated using the attained age of
                                          the Beneficiary during the calendar
                                          year in which the Contract Holder
                                          attains age 70 1/2, and payments for
                                          subsequent years shall be recalculated
                                          based on such life expectancy reduced
                                          by one for each calendar year which
                                          has elapsed since the calendar year
                                          life expectancy was first (Cont'd):
                                          calculated.

                                          If joint life expectancy is elected
                                          with a spouse Beneficiary, at the
                                          death of either, the payments can
                                          continue and will be calculated based
                                          solely on the survivor's life
                                          expectancy. If joint life expectancy
                                          is elected with a non-spouse
                                          Beneficiary and the non-spouse
                                          Beneficiary dies first, payments will
                                          continue based on the joint life
                                          expectancy.

                                          If a single life expectancy is elected
                                          and the Contract Holder dies, or if a
                                          joint life expectancy is elected and
                                          the survivor dies, the death benefits
                                          determined under Section 3.11 will be
                                          paid to the Beneficiary in a lump sum
                                          not later than December 31 following
                                          the year of death.

                                      (2) Minimum Initial Current Value: At its
                                          discretion, Aetna may require a
                                          minimum initial Current Value for
                                          election of this option. If after
                                          election of this option, the Current
                                          Value is insufficient to make a
                                          scheduled ECO payment, Aetna will
                                          distribute the entire balance.

                                      (3) Date of Distribution: Distribution
                                          will be made annually on the 15th of
                                          any month or such other date Aetna may
                                          designate or allow. The Contract
                                          Holder shall specify an initial
                                          distribution month, not earlier than
                                          the calendar year in which the
                                          Contract Holder attains age 70 1/2, or
                                          such later time when distributions
                                          must commence as specified under the
                                          Code, whichever is appropriate. For a
                                          spouse Beneficiary, the earliest date
                                          is the date of the Contract Holder's
                                          death.

                                      (4) Election and Revocation: ECO may be
                                          elected by the Contract Holder by
                                          submitting a written request to Aetna
                                          at its Home Office.

3.10  Distribution Options                Once elected, this option may be
      (Cont'd):                           revoked by the Contract Holder, or
                                          spouse Beneficiary if elected after
                                          the Contract Holder's death, by
                                          submitting a written request to Aetna
                                          at its Home Office. Any revocation
                                          will apply only to amounts not yet
                                          paid. The Contract Holder assumes
                                          responsibility for compliance with
                                          minimum distribution rules under the
                                          Code. ECO may be elected only once by
                                          the Contract Holder or by a spouse
                                          Beneficiary.

                                  (b) Systematic Withdrawal Option (SWO): A
                                      distribution option under which a portion of the Current Value will automatically be surrendered and distributed each year. SWO payments will be calculated based on the Contract's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Contract. A Surrender Fee will not be deducted from any portion of the Adjusted Current Value which is paid as a distribution under SWO. Contract Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving SWO payments.

                                      (1) Amount of Distribution: The Contract
                                          Holder may elect one of the three
                                          payment methods described below.

                                          (i)   Specified Payment: Payments of a
                                                designated dollar amount. The
                                                annual amount may not be greater
                                                than the percentage of the
                                                Current Value at time of
                                                election as shown on Contract
                                                Schedule I. This annual dollar
                                                amount will remain constant. At
                                                its discretion, Aetna may
                                                require a minimum initial
                                                payment amount; or

                                          (ii)  Specified Period: Payments made
                                                over a period of time of at
                                                least 10 years. The maximum
                                                specified period shall be
                                                determined under the Code
                                                minimum distribution rules. The
                                                annual amount is calculated by
                                                dividing the Current Value as of
                                                December 31 of the year prior to
                                                the payment year by the number
                                                of payment years remaining; or

3.10  Distribution Options                (iii) Specified Percentage: Payments
      (Cont'd):                                 of a designated percentage which
                                                cannot be greater than the
                                                percentage of the Current Value
                                                at the time of election as shown
                                                on Contract Schedule I. The
                                                percentage may be changed by
                                                written request. Aetna reserves
                                                the right to limit the number of
                                                times the percentage may be
                                                changed. The annual amount is
                                                calculated by multiplying the
                                                Current Value as of December 31
                                                of the year prior to the payment
                                                year by the designated
                                                percentage. Payments will be
                                                made until the year the Contract
                                                Holder attains age 70-1/2 or, if
                                                elected by the spouse
                                                Beneficiary, the year the
                                                Contract 3.10 Distribution
                                                Options (Cont'd): Holder would
                                                have attained age 70-1/2.

                                           Under both the Specified Payment and
                                           Specified Period payment methods, a
                                           higher amount shall be paid in any
                                           year if required under the Code
                                           minimum distribution rules. For
                                           purposes of this determination, life
                                           expectancy for the initial
                                           distribution year shall be calculated
                                           based on single life expectancy Table
                                           V of section 1.72-9 of the Income Tax
                                           Regulations. With each subsequent
                                           year, the life expectancy will be the
                                           life expectancy for the previous year
                                           reduced by one.

                                           Payments upon the Contract Holder's
                                           death will be made to the Beneficiary
                                           in the manner described in 3.12.

                                      (2)  Minimum Initial Current Value: At its
                                           discretion, Aetna may require a
                                           minimum initial Current Value for
                                           election of this option. If after
                                           election of this option the Current
                                           Value is insufficient to make a
                                           scheduled SWO payment, Aetna will
                                           distribute the entire balance.

                                      (3)  Date of Distribution: The Contract
                                           Holder shall specify the initial
                                           distribution date. The earliest date
                                           for distribution is the first date on
                                           which the Contract Holder attains age
                                           59 1/2. As elected by the Contract
                                           Holder, SWO payments will be made on
                                           a monthly, quarterly, semi-annual or
                                           annual basis. If SWO payments are
                                           made more frequently than annually,
                                           the designated annual amount is
                                           divided by the number of payments due
                                           each year. Subsequent distributions
                                           will be made on the 15th of any month
                                           or such other date Aetna may
                                           designate or allow.

3.10  Distribution Options (Cont'd):   (4) Election and Revocation: SWO may be
                                           elected by submitting a completed
                                           and signed election form to Aetna's
                                           Home Office.

                                           Once elected, this option may be
                                           revoked by the Contract Holder, or
                                           spouse Beneficiary if elected after
                                           the Contract Holder's death, by
                                           submitting a written request to Aetna
                                           at its Home Office. Any revocation
                                           will apply only to amounts not yet
                                           paid. SWO may be elected only once by
                                           the Contract Holder or by the spouse
                                           Beneficiary.

3.11 Death Benefit Amount:        If the Contract Holder/Annuitant dies before
                                  Annuity payments start, the Beneficiary is entitled to a deathbenefit under the Contract.
                                  The claimdate is the date when proof of death and the Beneficiary's claim are received in good order at Aetna's Home Office. The amount of the deathbenefit is determined as follows:

                                           (a) Death of Contract Holder/
                                               Annuitant less than 75 years of
                                               age: The guaranteed death benefit
                                               is the greatest of:

                                               (1) The Net Purchase Payment
                                                   made to the Contract minus
                                                   the sum of all amounts
                                                   surrendered, applied to an
                                                   Annuity, or deducted from
                                                   the Contract;

                                               (2) The step up value as of the
                                                   date of death minus the total
                                                   of all partial surrenders,
                                                   amounts applied to an Annuity
                                                   and deductions made from the
                                                   Contract since determination
                                                   of the step up value. The
                                                   step up value is the Current
                                                   Value on the most recent
                                                   seventh year anniversary of
                                                   the date the Net Purchase
                                                   Payment is applied to the
                                                   Contract;

                                               (3) The Contract's Current Value
                                                   as of the date of death.

                                                The excess, if any, of the
                                                guaranteed death benefit value
                                                over the Contract's Current
                                                Value is determined as of the
                                                date of death. Any excess amount
                                                will be deposited to the
                                                Contract and allocated to Aetna
                                                Variable Encore Fund as of the
                                                claim date. The Current Value on
                                                the claim date plus any excess
                                                amount deposited becomes the
                                                Contract's Current Value.

3.11  Death Benefit                (b)  Death of Contract Holder/Annuitant age
      Amount (Cont'd):                  75 or greater: The death benefit amount
                                        is the Contract Current Value on the
                                        claim date.

3.12  Death Benefit Options        Prior to any election, or until amounts must
                                   be otherwise distributed under this section, the Current Value will be retained in the Contract. The Beneficiary has the right under the Contract to allocate or reallocate any Available amount to any of the available investment options (subject to an MVA, as to
                                   Beneficiary: applicable). The following
                                   options are available to the Beneficiary:

                                   (a)  If the Beneficiary is the Contract
                                        Holder's surviving spouse, the surviving spouse may exercise all rights under the Contract and continue in the
                                        Accumulation Period, or below. Under the Code, distributions from the Contract are not required until December 31st of the year in which the original Contract Holder would have attained age 70 1/2. The Beneficiary may elect to:

                                        (1)  Apply some or all of the Adjusted
                                             Current Value to Annuity option 2,
                                             3 or 4 (see 4.09);

                                        (2)  Apply some or all of the Adjusted
                                             Current Value to Annuity option 1
                                             (see 4.09); or

                                        (3)  Receive, at any time, a lump sum
                                             payment equal to the Adjusted
                                             Current Value.

                                        If ECO is in effect on the Contract
                                        Holder's date of death, the surviving
                                        spouse can elect to continue receiving
                                        ECO payments if a joint life expectancy
                                        was chosen. Otherwise, the surviving
                                        spouse must receive a lump sum payment
                                        equal to the Adjusted Current Value.

                                        If SWO is in effect and the Contract
                                        Holder dies before the required
                                        beginning date for minimum distributions
                                        (see 3.13), SWO payments will cease and
                                        the surviving spouse may claim the death benefit in accordance with the terms of this section.

                                        If SWO is in effect and the Contract
                                        Holder dies after the required beginning date for minimum distributions, the surviving spouse can elect to continue to receive the SWO payments. Otherwise, the surviving spouse must elect to receive a lump sum payment equal to the Adjusted Current Value.

3.12  Death Benefit Options        (b)  If the Beneficiary is other than the
                                        Contract Holder's surviving spouse, then options (1), (2), or (3) under (a) above apply. Any portion of the Adjusted
                                        Current Value that is not applied to
                                        Annuity option 2, 3 or 4 by December
                                        31st of the year following the year of
                                        the Contract Holder's death must be
                                        distributed by December 31st of the
                                        Available year containing the fifth
                                        anniversary of the Contract Holder's
                                        date of to Beneficiary (Cont'd): death.

                                        If ECO or SWO is in effect on the
                                        Contract Holder's date of death, the
                                        Beneficiary must receive an automatic
                                        and immediate lump sum payment equal to
                                        the Adjusted Current Value.

                                   (c)  If no Beneficiary exists, a lump sum
                                        payment equal to the Adjusted Current
                                        Value will be made to the Contract
                                        Holder's estate.

3.13  Required Distribution        (a)  Contract Holder: The entire
      to Contract Holder/               interest of the Contract Holder
      Beneficiary:                      will be distributed or begin to be
                                        distributed no later than April 1
                                        following the calendar year in
                                        which the Contract Holder attains
                                        age 70 1/2 (required beginning
                                        date), over (a) the life of the
                                        Contract Holder, or the lives of
                                        the Contract Holder and his or her
                                        designated Beneficiary, or (b) a
                                        period certain not extending beyond
                                        the life expectancy of the Contract
                                        Holder, or the joint and last
                                        survivor expectancy of the Contract
                                        Holder and his or her designated
                                        Beneficiary. Payments must be made
                                        in periodic payments at intervals
                                        no longer than one year. In
                                        addition, payments must be either
                                        nonincreasing or they may increase
                                        3.13 Required Distribution only as
                                        provided in Q&A F-3 of section
                                        1.401(a)(9)-1 of the Proposed to
                                        Contract Holder/ Beneficiary:
                                        Income Tax Regulations.

                                        All distributions made hereunder
                                        shall be made in accordance with
                                        the requirements of section
                                        401(a)(9) of the Code, and the
                                        regulations thereunder, including
                                        the minimum distribution incidental
                                        benefit requirement of section
                                        1.401(a)(9)-2 of the Proposed
                                        Income Tax Regulations.

                                        Distribution may be an Annuity as
                                        set forth in Sections 4.01 through
                                        4.04, payments under ECO or SWO as
                                        defined in Section 3.10 or a lump
                                        sum payment.

                                   (b)  Beneficiary: If the Contract Holder
                                        dies after distribution of his or
                                        her interest has begun, the
                                        remaining portion of such interest
                                        will continue to be distributed at
                                        least as rapidly as under the
                                        method of distribution being used
                                        prior to the Contract Holder's
                                        death.

3.13  Required Distribution        Distributions are considered to have begun if
      to Contract Holder/          distributions are made on account of the
      Beneficiary (Cont'd):        Contract Holder's reaching his or her
                                   required beginning date or if prior to the required beginning date distributions irrevocably commence to the Contract Holder over a period permitted and in an Annuity form acceptable under section 1.401(a)(9) of the Income Tax Regulations.

3.14  Liquidation of Surrender     All or any portion of the Adjusted Current
      Value:                       Value may be surrendered at any time.
                                   Surrender requests can be submitted as a percentage of the Adjusted Current Value or as a specific dollar amount. The Net Purchase
                                   Payment amount is withdrawn first, and then the excess value, if any. Amounts are withdrawn on a pro rata basis from the Fund(s) and or the Guaranteed Term(s) Groups of the MG Account in which the Current Value is invested. Within a Guaranteed Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest
                                   Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                   After deduction of the Maintenance Fee, if applicable, the surrendered amounts shall be reduced by a Surrender Fee, if applicable.

3.15  Surrender Fee:               The Surrender Fee only applies to the Net
                                   Purchase Payment portion surrendered and varies according to the elapsed time since deposit (see Contract Schedule I).

                                   No Surrender Fee is deducted from any portion of the Current Value which is paid:

                                   (a) To a Beneficiary due to the Contract
                                       Holder's death before Annuity payments
                                       start;

                                   (b) As a premium for an Annuity option 2, 3
                                       or 4 under this Contract (see 4.09);

                                   (c) As a distribution under the ECO or SWO
                                       provision (see 3.10);

                                   (d) At least 12 months after the date of the
                                       Purchase Payment to the Contract, in an
                                       amount equal to or less than 10% of the
                                       Current Value. This applies to the first surrender request, partial or full, in a calendar year. The Current Value is calculated as of the date the surrender request is received in good order at Aetna's Home Office. This waiver is not available to the Contract Holder while SWO is in effect;

3.15  Surrender Fee (Cont'd):       (e) For a full surrender of the Contract
                                        where the Contract's Current Value is
                                        $2,500 or less and no surrenders have
                                        been taken from the Contract within the
                                        prior 12 months;

                                    (f) By Aetna under 3.18; or

                                    (g) If the Contract Holder has spent at
                                        least 45 consecutive days in a licensed
                                        nursing care facility and each of the
                                        following conditions are met:

                                        (1)  more than one calendar year has
                                             elapsed since the date the Contract
                                             was issued; and

                                        (2)  the surrender is requested within 3
                                             years of admission to a licensed
                                             nursing care facility.

                                        The waiver does not apply if the
                                        Contract Holder was in a nursing care
                                        facility at the time the Contract was
                                        issued.

3.16  Payment of Surrender Value:   Under certain emergency conditions, Aetna
                                    may defer payment:

                                    (a) For a period of up to 6 months (unless
                                        not allowed by state law); or

                                    (b) As provided by federal law.

3.17  Reinstatement:                 All or a portion of the proceeds of a full
                                     surrender may be reinvested within 30 days after the surrender. Any Maintenance Fee and Surrender Fee charged at the time of surrender on the amount being reinvested will be included in the reinstatement. Any
                                     Market Value Adjustment(s) deducted from surrenders will not be included in the reinstatement.

                                     Amounts will be reinstated among the MG
                                     Account and the Funds in the Separate
                                     Account in the same proportion as they were at the time of surrender. Any amounts reinstated to the MG Account will be credited to the Guaranteed Terms available during the current Deposit Period in the same proportion as they were at the time of surrender. In the event that a Guaranteed Term of the same duration is unavailable, amounts will be reinvested in the next shortest Guaranteed Term available in the current Deposit Period. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used. The number of Fund(s) record units reinstated will be based on the record unit value(s) next computed after receipt at Aetna's Home Office to the reinstatement request and the amount to be reinstated.

3.17  Reinstatement (Cont'd):        Any Maintenance Fee which falls due after
                                     the surrender and before the reinstatement will be deducted from the amount reinstated.

                                     Any Contract surrendered because the
                                     Current Value was less than $2,500
                                     immediately following any partial surrender may not be reinstated (see 3.18).

                                     Reinstatement is permitted only once.

3.18  Payment of Adjustment          Upon 90 days' written notice to the
      Current Value:                 Contract Holder, Aetna will terminate any
                                     Contract if the Current Value becomes less than $2,500 immediately following any partial surrender. Aetna does not intend to exercise this right in cases where the Current Value is reduced to $2,500 or less solely due to investment performance. A
                                     Surrender Fee will not be deducted from the Adjusted Current Value: Value. This terminated Adjusted Current Value may not be reinstated.


IV.  ANNUITY PROVISIONS
-------------------------------------------------------------------------------

4.01  Choices to be Made:            The Contract Holder may tell Aetna to apply
                                     any portion of the Adjusted Current Value
                                     (minus any premium tax) for an Annuity
                                     under option 2, 3, or 4 (see 4.09). The
                                     first Annuity payment may not be earlier than one calendar year after the Purchase
                                     Payment nor later than the later of:

                                     (a) The first day of the month following
                                         the Annuitant's 85th birthday or

                                     (b) The tenth anniversary of the last
                                         Purchase Payment. In lieu of the
                                         election of an Annuity, the Contract
                                         Holder may tell Aetna to make a lump
                                         sum payment.

                                     When an Annuity Option is chosen, Aetna
                                     must also be told if payments are to be
                                     made other than monthly and whether to pay:

                                     (a) A Fixed Annuity using the General
                                         Account;

                                     (b) A Variable Annuity using any of the
                                         Fund(s) available under this Contract
                                         for Annuity purposes; or

                                     (c) A combination of (a) and (b).

                                     If a Fixed Annuity is chosen, the Annuity purchase rate for the option chosen reflects at least the Minimum Guaranteed Interest Rate (see Contract Schedule II), but may reflect a higher interest rate. If a Variable Annuity is chosen, the initial Annuity payment for the option chosen reflects the assumed annual return rate elected. (see Contract Schedule II).

4.02  Annuity Payments to Contract   In no event may any payments to the
      Contract Holder:               Annuitant under an Annuity Option extend
                                     beyond:

                                     (a) The life of the Contract Holder;

                                     (b) The lives of the Contract Holder and
                                         Beneficiary;

                                     (c) Any certain period greater than the
                                         Contract Holder's life expectancy
                                         according to regulations under Code
                                         Section 401(a)(9), determined as of the
                                         date payments are to begin; or

                                     (d) A period greater than the joint and
                                         last survivor life expectancies of the
                                         Contract Holder and the Contract
                                         Holder's Beneficiary according to
                                         regulations under Code Section
                                         401(a)(9), determined as of the date
                                         payments are to begin.

4.03  Annuity Payments to Beneficiary:   In no event may payments to the
                                         Beneficiary under an Annuity option
                                         extend beyond:

                                     (a) The life of the Beneficiary; or (b)

                                         Any certain period greater than the
                                         Beneficiary's life expectancy as
                                         determined by regulations under Code
                                         Section 401(a)(9).

4.04  Terms of Annuity Options:      (a) When payments start, the age of the
                                         Annuitant plus the number of years for
                                         which payments are guaranteed must not
                                         exceed 95.

                                     (b) An Annuity option may not be elected
                                         if the first payment would be less
                                         than $50 or if the total payments in a
                                         year would be less than $250 (less if
                                         required by state law). Aetna reserves
                                         the right to increase the minimum
                                         first Annuity payment amount and the
                                         annual minimum annual Annuity payment
                                         amount based upon increases reflected
                                         in the Consumer Price Index-Urban,
                                         (CPI-U) since July 1, 1993.

                                     (c) If a Fixed Annuity under option 2, 3 or
                                         4 is chosen and a larger payment would
                                         result from applying the Surrender
                                         Value to a current Aetna single premium
                                         immediate Annuity, Aetna will make the
                                         larger payment.

4.04  Terms of Annuity               (d) For purposes of calculating the
      Options (Cont'd)                   guaranteed first payment of a Variable
                                         Annuity or the payments for a Fixed
                                         Annuity, the Annuitant's and second
                                         Annuitant's adjusted age will be used.
                                         The Annuitant's and second Annuitant's
                                         adjusted age is his or her age as of
                                         the birthday closest to the Annuity
                                         commencement date reduced by one year
                                         for Annuity commencement dates
                                         occurring during the period of time
                                         from July 1, 1993 through December 31,
                                         1999. The Annuitant's and second
                                         Annuitant's age will be reduced by two
                                         years for Annuity commencement dates
                                         occurring during the period of time
                                         from January 1, 2000 through December
                                         31, 2009. The Annuitant's and second
                                         Annuitant's age will be reduced by one
                                         additional year for Annuity
                                         commencement dates occurring in each
                                         succeeding decade.

                                         The Annuity purchase rates for options
                                         3 and 4 are based on mortality from
                                         1983 Table a.

                                     (e) Assumed Annual Net Return Rate is the
                                         interest rate used to determine the
                                         amount of the first Annuity payment
                                         under a Variable Annuity as shown on
                                         Contract Schedule II. The Separate
                                         Account must earn this rate plus enough
                                         to cover the mortality and expense
                                         risks charges (which may include
                                         profit) and administrative charges if
                                         future Variable Annuity Payments are to
                                         remain level, (see Annuity return
                                         factor under Variable Annuity Assumed
                                         Annual Net Return Rate on Contract
                                         Schedule II).

                                     (f) Once elected, Annuity payments cannot
                                         be commuted to a lump sum except for
                                         Variable Annuity payments under option
                                         2 (see 4.09). The life expectancy of
                                         the Contract Holder or Contract Holder
                                         and second Annuitant shall be
                                         irrevocable upon the election of an
                                         Annuity option.

4.05  Death of Annuitant/            (a) When an Annuitant dies under option 2
      Beneficiary:                       or 3, or both the Annuitant and the
                                         second Annuitant die under option 4(d),
                                         the present value of any remaining
                                         guaranteed payments will be paid in one
                                         sum to the Beneficiary, or upon
                                         election by the Beneficiary, any
                                         remaining payments will continue to the
                                         Beneficiary. If option 4 has been
                                         elected and the Annuitant dies, the
                                         remaining payments will continue to
                                         the second Annuitant as successor
                                         payee.

                                     (b) If there is no Beneficiary under option
                                         2, 3 or 4, the present value of any
                                         remaining payments will be paid in one
                                         sum to the Contract Holder's estate.

Death of Annuitant/                  (c) If the Beneficiary designated under
Beneficiary (Cont'd):                    option 1 dies, the amount held plus
                                         accrued interest will be paid in one
                                         sum to a successor Beneficiary, if any,
                                         named by the designated Beneficiary. If
                                         there is no successor 4.05 Death of
                                         Annuitant/ Beneficiary Beneficiary, the
                                         lump sum will be paid to the designated
                                         Beneficiary's (Cont'd): estate.

                                     (d) If the Beneficiary dies while receiving
                                         Annuity payments, the present value of
                                         any remaining guaranteed payments will
                                         be paid in one sum to the successor
                                         Beneficiary, or upon election by the
                                         successor Beneficiary, any remaining
                                         payments will continue to the successor
                                         Beneficiary. If no successor
                                         Beneficiary has been designated, the
                                         present value of any remaining
                                         guaranteed payments will be paid in one
                                         sum to the Beneficiary's estate.

                                     (e) The present value will be determined as
                                         of the Valuation Period in which proof
                                         of death acceptable to Aetna and a
                                         request for payment is received at
                                         Aetna's Home Office. The interest rate
                                         used to determine the first payment
                                         will be used to calculate the present
                                         value.

4.06  Fund(s) Annuity Units --       The number of each Fund's Annuity units
      Separate Account:              is based on the amount of the first
                                     Variable Annuity payment which is equal
                                     to:

                                     (a) The portion of the Current Value
                                         applied to pay a Variable Annuity
                                         (minus any premium tax); divided by

                                     (b) 1,000; multiplied by

                                     (c) The payment rate for the option chosen.

                                     Such amount, or portion, of the variable payment will be divided by the appropriate Fund Annuity unit value (see 4.07) on the tenth Valuation Period before the due date of the first payment to determine the number of each Fund Annuity units. The number of each Fund Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund Annuity unit value multiplied by the appropriate number of units. The Fund Annuity unit value on the tenth Valuation Period prior to the due date of the payment is used.

4.07  Fund(s) Annuity Unit Value --  For any Valuation Period, a Fund Annuity
      Separate Account:              unit value is equal to:

                                     (a) The Value for the previous Period;
                                         multiplied by

                                     (b) The Annuity net return factor(s) (see
                                         4.08 below) for the Period; multiplied
                                         by

                                     (c) A factor to reflect the assumed annual
                                         net return rate (see Contract Separate
                                         Schedule II).

4.07  Fund(s) Annuity Unit Value --   The dollar value of a Fund Annuity unit
      Separate Account (Cont'd):      values and Annuity payments may go up
                                      or down due to investment gain or loss.

4.08  Annuity Net Return Factor(s) -- The Annuity net return factor are used
      Separate Account:               to compute Annuity payments for any Fund.

                                      The Annuity net return factor for each
                                      Fund is equal to 1.0000000 plus the net
                                      return rate.

                                      The net return rate is equal to:

                                      (a) The value of the shares of the Fund
                                          held by the Separate Account at the
                                          end of a Valuation Period; minus

                                      (b) The value of the shares of the Fund
                                          held by the Separate Account at the
                                          start of the Valuation Period; plus or
                                          minus

                                      (c) Taxes (or reserves for taxes) on the
                                          Separate Account (it any); divided by

                                      (d) The total value of the Fund record
                                          units and Fund Annuity units of the
                                          Separate Account at the start of the
                                          Valuation Period; minus

                                      (e) A daily charge for Annuity mortality
                                          and expense risks, which may include
                                          profit, and a daily administrative
                                          charge (at the annual rate as shown on
                                          Contract Schedule II).

                                       A net return rate may be more or less
                                       than 0%.

                                       The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

                                       Payments shall not be changed due to
                                       changes in the mortality or expense
                                       results or administrative charges.

4.09  Annuity Options:                 Option 1 -- Payment of Interest on Sum
                                       Left with Aetna -- This option may be
                                       used only by the Beneficiary when the
                                       Contract Holder dies before Aetna has
                                       started paying an Annuity. A portion or
                                       all of the sum paid upon death may be
                                       held under this option and will be held
                                       in the General Account of Aetna at
                                       interest (see 3.12 and 4.01). The
                                       Beneficiary may later tell Aetna to:

                                       (a) Pay a portion or all of the sum
                                           held by Aetna; or

                                       (b) Apply a portion or all of the sum
                                           held by Aetna to any Annuity option
                                           below.

4.09  Annuity Options (Cont'd):        If a nonspouse Beneficiary elects that
                                       some or all of the Current Value is to be held under this option, the Beneficiary must tell Aetna to pay the full sum held under this option by December 31st of the year containing the fifth anniversary of the Contract Holder's date of death.

                                       Option 2 -- Payments for a Stated Period of Time -- An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30.

                                       If payments for this option are made
                                       under a Variable Annuity, the present
                                       value of any remaining payments may be
                                       withdrawn at any time. If a withdrawal is requested within 3 years after the start of payments, it will be treated as a surrender and any applicable Surrender Fee will be applied (see 3.15).

                                       Option 3 -- Life Income - An Annuity will be paid for the life of the Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

                                       Option 4 -- Life Income Based upon the
                                       Lives of Two Annuitants -- An Annuity
                                       will be paid during the lives of the
                                       Annuitant and a second Annuitant.
                                       Payments will continue until both
                                       Annuitants have died. When this option is chosen, a choice must be made of:

                                       (a) 100% of the payment to continue
                                           after the first death;

                                       (b) 66-2/3% of the payment to continue
                                           after the first death;

                                       (c) 50% of the payment to continue after
                                           the first death;

                                       (d) Payments for a minimum of 120 months
                                           with 100% of the payment to continue
                                           after the first death; or

                                       (e) 100% of the payment to continue at
                                           the death of the second Annuitant
                                           and 50% of the payment to continue
                                           at the death of the Annuitant.

                                       Other Options -- Aetna may make other
                                       options available as allowed by the laws of the state in which this Contract is delivered.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-------------------- ----------------- ---------------- ----------------- ------------------- -----------------
                        Guaranteed                         Quarterly         Semi-Annual           Annual
       Years               Rate        Monthly Payment      Payment            Payment            Payment
-------------------- ----------------- ---------------- ----------------- ------------------- -----------------

         3                3.00%           $ 28.99           $ 86.76           $172.88             $343.23
         4                3.00%             22.06             66.02            131.56              261.19
         5                3.00%             17.91             53.59            106.78              211.99
         6                3.00%             15.14             45.30             90.27              179.22
         7                3.00%             13.16             39.39             78.49              155.83
         8                3.00%             11.68             34.96             69.66              138.31
         9                3.00%             10.53             31.52             62.81              124.69
        10                3.00%              9.61             28.77             57.33              113.82
        11                3.00%              8.86             26.52             52.85              104.93
        12                3.00%              8.24             24.65             49.13               97.54
        13                3.00%              7.71             23.08             45.98               91.29
        14                3.00%              7.26             21.73             43.29               85.95
        15                3.00%              6.87             20.56             40.96               81.33
        16                3.00%              6.53             19.54             38.93               77.29
        17                3.00%              6.23             18.64             37.14               73.74
        18                3.00%              5.96             17.84             35.56               70.59
        19                3.00%              5.73             17.13             34.14               67.78
        20                3.00%              5.51             16.50             32.87               65.26
        21                3.00%              5.32             15.92             31.72               62.98
        22                3.00%              5.15             15.40             30.68               60.92
        23                3.00%              4.99             14.92             29.74               59.04
        24                3.00%              4.84             14.49             28.88               57.33
        25                3.00%              4.71             14.09             28.08               55.76
        26                3.00%              4.59             13.73             27.36               54.31
        27                3.00%              4.47             13.39             26.68               52.97
        28                3.00%              4.37             13.08             26.06               51.74
        29                3.00%              4.27             12.79             25.49               50.60
        30                3.00%              4.18             12.52             24.95               49.53
-------------------- ----------------- ---------------- ----------------- ------------------- -----------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Months

-------------------- ----------------- ---------------- ----------------- ---------------- ------------------
     Adjusted
 Age of Annuitant          None              60               120               180               240
-------------------- ----------------- ---------------- ----------------- ---------------- ------------------
        50               $ 4.05            $ 4.05            $4.03             $3.99            $3.93
        51                 4.12              4.11             4.09              4.05             3.99
        52                 4.19              4.19             4.16              4.11             4.04
        53                 4.27              4.26             4.23              4.18             4.10
        54                 4.35              4.34             4.31              4.25             4.16

        55                 4.44              4.42             4.39              4.32             4.22
        56                 4.53              4.51             4.47              4.40             4.29
        57                 4.62              4.61             4.56              4.48             4.35
        58                 4.72              4.71             4.65              4.56             4.42
        59                 4.83              4.81             4.75              4.64             4.49

        60                 4.95              4.93             4.86              4.73             4.55
        61                 5.07              5.05             4.97              4.83             4.62
        62                 5.20              5.17             5.08              4.92             4.69
        63                 5.34              5.31             5.20              5.02             4.76
        64                 5.49              5.45             5.33              5.12             4.83

        65                 5.65              5.61             5.47              5.22             4.89
        66                 5.82              5.77             5.61              5.33             4.96
        67                 6.01              5.94             5.75              5.44             5.02
        68                 6.20              6.13             5.91              5.54             5.08
        69                 6.41              6.33             6.07              5.65             5.14

        70                 6.64              6.54             6.23              5.76             5.19
        71                 6.88              6.76             6.41              5.86             5.24
        72                 7.14              7.00             6.59              5.97             5.28
        73                 7.43              7.26             6.77              6.06             5.32
        74                 7.73              7.53             6.96              6.16             5.35

        75                 8.06              7.82             7.14              6.25             5.38
-------------------- ----------------- ---------------- ----------------- ---------------- ------------------

Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $l,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

------------------------------------ --------------- --------------- ---------------- --------------- -----------------
           Adjusted Ages
------------------------------------
                        Second
    Annuitant         Annuitant      Option 4a       Option 4b       Option 4c        Option 4d       Option 4e
------------------ ----------------- --------------- --------------- ---------------- --------------- -----------------
       55                 50              $ 3.69          $ 4.05          $ 4.27            $3.69           $4.03
       55                 55                3.88            4.25            4.47             3.87            4.14
       55                 60                3.99            4.44            4.71             3.98            4.42

       60                 55                3.99            4.44            4.71             3.98            4.42
       60                 60                4.24            4.71            4.99             4.23            4.57
       60                 65                4.38            4.97            5.32             4.38            4.93

       65                 60                4.38            4.97            5.32             4.38            4.93
       65                 65                4.72            5.33            5.70             4.71            5.14
       65                 70                4.93            5.68            6.15             4.91            5.66

       70                 65                4.93            5.68            6.15             4.91            5.66
       70                 70                5.40            6.21            6.70             5.36            5.96
       70                 75                5.69            6.68            7.32             5.62            6.67

       75                 70                5.69            6.68            7.32             5.62            6.67
       75                 75                6.37            7.45            8.15             6.23            7.12
       75                 80                6.78            8.11            8.99             6.54            8.13
------------------ ----------------- --------------- --------------- ---------------- --------------- -----------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

------------------ ----------------- ---------------- ----------------- ------------------ ----------------
                                                         Quarterly         Semi-Annual         Annual
      Years        Guaranteed Rate   Monthly Payment      Payment            Payment           Payment
------------------ ----------------- ---------------- ----------------- ------------------ ----------------
        3               3.50%             $29.19           $87.33            $173.91           $344.86
        4               3.50%              22.27            66.61             132.65            263.04
        5               3.50%              18.12            54.19             107.92            213.99
        6               3.50%              15.35            45.92              91.44            181.32
        7               3.50%              13.38            40.01              79.69            158.01
        8               3.50%              11.90            35.59              70.88            140.56
        9               3.50%              10.75            32.16              64.05            127.00
       10               3.50%               9.83            29.42              58.59            116.18
       11               3.50%               9.09            27.18              54.13            107.34
       12               3.50%               8.46            25.32              50.42             99.98
       13               3.50%               7.94            23.75              47.29             93.78
       14               3.50%               7.49            22.40              44.62             88.47
       15               3.50%               7.10            21.24              42.31             83.89
       16               3.50%               6.76            20.23              40.29             79.89
       17               3.50%               6.47            19.34              38.51             76.37
       18               3.50%               6.20            18.55              36.94             73.25
       19               3.50%               5.97            17.85              35.54             70.47
       20               3.50%               5.75            17.22              34.28             67.98
       21               3.50%               5.56            16.65              33.15             65.74
       22               3.50%               5.39            16.13              32.13             63.70
       23               3.50%               5.24            15.66              31.19             61.85
       24               3.50%               5.09            15.24              30.34             60.17
       25               3.50%               4.96            14.85              29.56             58.62
       26               3.50%               4.84            14.49              28.85             57.20
       27               3.50%               4.73            14.15              28.19             55.90
       28               3.50%               4.63            13.85              27.58             54.69
       29               3.50%               4.53            13.57              27.02             53.57
       30               3.50%               4.45            13.30              26.49             52.53
------------------ ----------------- ---------------- ----------------- ------------------ ----------------

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------- ------------------ ---------------- ------------------ ------------------- -----------------
                                                                              Semi-Annual           Annual
      Years          Guaranteed Rate   Monthly Payment  Quarterly Payment       Payment            Payment
------------------- ------------------ ---------------- ------------------ ------------------- -----------------
        3                 5.00%           $ 29.80           $ 89.04           $ 176.99             $ 349.72
        4                 5.00%             22.89             68.38             135.93               268.58
        5                 5.00%             18.74             56.00             111.33               219.98
        6                 5.00%             15.99             47.77              94.96               187.64
        7                 5.00%             14.02             41.90              83.30               164.59
        8                 5.00%             12.56             37.52              74.58               147.35
        9                 5.00%             11.42             34.11              67.81               133.99
        10                5.00%             10.51             31.40              62.42               123.34
        11                5.00%              9.77             29.19              58.03               114.66
        12                5.00%              9.16             27.36              54.38               107.45
        13                5.00%              8.64             25.81              51.31               101.39
        14                5.00%              8.20             24.50              48.69                96.21
        15                5.00%              7.82             23.36              46.44                91.75
        16                5.00%              7.49             22.37              44.47                87.88
        17                5.00%              7.20             21.51              42.75                84.48
        18                5.00%              6.94             20.74              41.23                81.47
        19                5.00%              6.71             20.06              39.88                78.80
        20                5.00%              6.51             19.46              38.68                76.42
        21                5.00%              6.33             18.91              37.59                74.28
        22                5.00%              6.17             18.42              36.62                72.35
        23                5.00%              6.02             17.98              35.73                70.61
        24                5.00%              5.88             17.57              34.93                69.02
        25                5.00%              5.76             17.20              34.20                67.57
        26                5.00%              5.65             16.87              33.53                66.25
        27                5.00%              5.54             16.56              32.92                65.04
        28                5.00%              5.45             16.28              32.35                63.93
        29                5.00%              5.36             16.01              31.83                62.90
        30                5.00%              5.28             15.77              31.35                61.95
------------------- ------------------ ---------------- ------------------ ------------------- -----------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Months

-------------------- ----------------- ---------------- ----------------- ---------------- -------------------
     Adjusted
 Age of Annuitant          None              60               120               180               240
-------------------- ----------------- ---------------- ----------------- ---------------- -------------------
        50                $ 4.34           $ 4.34           $ 4.31            $ 4.27           $ 4.22
        51                  4.41             4.40             4.38              4.33             4.27
        52                  4.48             4.47             4.45              4.40             4.32
        53                  4.56             4.55             4.52              4.46             4.38
        54                  4.64             4.63             4.59              4.53             4.44

        55                  4.72             4.71             4.67              4.60             4.50
        56                  4.81             4.80             4.75              4.67             4.56
        57                  4.91             4.89             4.84              4.75             4.62
        58                  5.01             4.99             4.93              4.83             4.69
        59                  5.12             5.10             5.03              4.92             4.75

        60                  5.23             5.21             5.13              5.00             4.82
        61                  5.36             5.33             5.24              5.09             4.88
        62                  5.49             5.45             5.35              5.19             4.95
        63                  5.63             5.59             5.47              5.28             5.02
        64                  5.78             5.73             5.60              5.38             5.08

        65                  5.94             5.89             5.73              5.48             5.15
        66                  6.11             6.05             5.87              5.58             5.21
        67                  6.29             6.22             6.02              5.69             5.27
        68                  6.49             6.41             6.17              5.79             5.33
        69                  6.70             6.60             6.33              5.90             5.38

        70                  6.92             6.81             6.49              6.00             5.43
        71                  7.17             7.04             6.66              6.10             5.48
        72                  7.43             7.27             6.84              6.20             5.52
        73                  7.71             7.53             7.02              6.30             5.55
        74                  8.02             7.80             7.20              6.39             5.59

        75                  8.35             8.08             7.38              6.48             5.62
-------------------- ----------------- ---------------- ----------------- ---------------- -------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Months

------------------- ----------------- ----------------- ----------------- ---------------- ------------------
     Adjusted
 Age of Annuitant         None               60               120               180               240
------------------- ----------------- ----------------- ----------------- ---------------- ------------------
        50               $ 5.26            $ 5.25           $ 5.22            $ 5.17           $ 5.11
        51                 5.33              5.32             5.28              5.23             5.15
        52                 5.40              5.38             5.34              5.29             5.20
        53                 5.47              5.45             5.41              5.35             5.26
        54                 5.54              5.53             5.48              5.41             5.31

        55                 5.63              5.61             5.56              5.47             5.36
        56                 5.71              5.69             5.63              5.54             5.42
        57                 5.80              5.78             5.72              5.61             5.47
        58                 5.90              5.88             5.81              5.69             5.53
        59                 6.01              5.98             5.90              5.77             5.59

        60                 6.12              6.09             6.00              5.85             5.65
        61                 6.24              6.21             6.10              6.93             5.71
        62                 6.37              6.33             6.21              6.02             5.77
        63                 6.51              6.46             6.33              6.11             5.83
        64                 6.66              6.60             6.45              6.20             5.89

        65                 6.82              6.75             6.57              6.30             5.95
        66                 6.99              6.91             6.71              6.39             6.01
        67                 7.17              7.08             6.85              6.49             6.06
        68                 7.36              7.27             6.99              6.59             6.12
        69                 7.57              7.46             7.15              6.69             6.17

        70                 7.80              7.67             7.30              6.78             6.21
        71                 8.05              7.89             7.47              6.88             6.25
        72                 8.31              8.13             7.64              6.97             6.29
        73                 8.59              8.38             7.81              7.06             6.33
        74                 8.90              8.64             7.99              7.15             6.36

        75                 9.23              8.93             8.16              7.23             6.38
------------------- ----------------- ----------------- ----------------- ---------------- ------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------- ---------------- ---------------- ----------------- ------------------ -----------------
         Adjusted Ages
---------------------------------
                      Second
   Annuitant        Annuitant        Option 4a        Option 4b        Option 4c          Option 4d         Option 4e
--------------- ------------------ ---------------- ---------------- ----------------- ------------------ ----------------
       55               50            $ 3.97            $ 4.35           $ 4.56            $ 3.97              $4.31
       55               55              4.16              4.54             4.76              4.15               4.42
       55               60              4.27              4.73             5.00              4.26               4.48

       60               55              4.27              4.73             5.00              4.26               4.70
       60               60              4.51              4.99             5.27              4.50               4.84
       60               65              4.66              5.25             5.61              4.65               4.93

       65               60              4.66              5.25             5.61              4.65               5.22
       65               65              4.99              5.61             5.99              4.98               5.42
       65               70              5.19              5.97             6.44              5.17               5.54

       70               65              5.19              5.97             6.44              5.17               5.93
       70               70              5.67              6.49             6.99              5.62               6.23
       70               75              5.95              6.96             7.61              5.87               6.40

       75               70              5.95              6.96             7.61              5.87               6.95
       75               75              6.64              7.73             8.43              6.48               7.40
       75               80              7.04              8.39             9.29              6.79               7.64
----------------- --------------- ---------------- ---------------- ----------------- ------------------ -----------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

---------------------------------- ----------------- ----------------- ---------------- ----------------- -----------------
          Adjusted Ages
----------------------------------
                      Second
   Annuitant         Annuitant        Option 4a         Option 4b         Option 4c        Option 4d         Option 4e
---------------- ----------------- ----------------- ----------------- ---------------- ----------------- -----------------
       55               50                $4.88             $5.26             $5.48            $4.88             $5.23
       55               55                 5.04              5.44              5.66             5.04              5.32
       55               60                 5.15              5.63              5.91             5.14              5.38

       60               55                 5.15              5.63              5.91             5.14              5.59
       60               60                 5.37              5.87              6.16             5.37              5.72
       60               65                 5.52              6.14              6.51             5.51              5.80

       65               60                 5.52              6.14              6.51             5.51              6.10
       65               65                 5.83              6.49              6.87             5.82              6.29
       65               70                 6.04              6.84              7.34             6.00              6.41

       70               65                 6.04              6.84              7.34             6.00              6.81
       70               70                 6.49              7.35              7.87             6.44              7.08
       70               75                 6.77              7.84              8.51             6.68              7.25

       75               70                 6.77              7.84              8.51             6.68              7.81
       75               75                 7.45              8.60              9.33             7.27              8.25
       75               80                 7.86              9.28             10.20             7.57              8.49
----------------- ---------------- ----------------- ----------------- ---------------- ----------------- -----------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

--------------------------------------------------------------------------------

                    Aetna Life Insurance and Annuity Company
                       Home Office: 151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 525-4225


           Individual Variable, Fixed, or Combination Annuity Contract
                                Nonparticipating

--------------------------------------------------------------------------------

ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.